UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2017

Cintas Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(513) 459-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Cintas Corporation is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-216462), filed with the Securities and Exchange Commission on March 6, 2017:

1.	Underwriting Agreement, dated March 9, 2017, by and among Cintas Corporation No. 2, Cintas Corporation and the other guarantors party thereto and KeyBanc Capital Markets Inc. and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein;
2.	Officers’ Certificate establishing the terms of the 2.900% Senior Notes due 2022 (including Form of Note);
3.	Officers’ Certificate establishing the terms of the 3.700% Senior Notes due 2027 (including Form of Note);
4.	Officers’ Certificate establishing the terms of the 3.250% Senior Notes due 2022 (including Form of Note);
5.	Opinion of Jones Day;
6.	Opinion of Fennemore Craig, P.C.; and
7.	Opinion of Carney Badley Spellman, P.S.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 9, 2017, by and among Cintas Corporation No. 2, Cintas Corporation and the other guarantors party thereto and KeyBanc Capital Markets Inc. and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein
4.1	Officers’ Certificate establishing the terms of the 2.900% Senior Notes due 2022 (including Form of Note)
4.2	Officers’ Certificate establishing the terms of the 3.700% Senior Notes due 2027 (including Form of Note)
4.3	Officers’ Certificate establishing the terms of the 3.250% Senior Notes due 2022 (including Form of Note)
5.1	Opinion of Jones Day
5.2	Opinion of Fennemore Craig, P.C.
5.3	Opinion of Carney Badley Spellman, P.S.
23.1	Consent of Jones Day (included in Exhibit 5.1)
23.2	Consent of Fennemore Craig, P.C. (included in Exhibit 5.2)
23.3	Consent of Carney Badley Spellman, P.S. (included in Exhibit 5.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

By:	/s/ J. Michael Hansen
J. Michael Hansen
Senior Vice President and
Chief Financial Officer

Dated: March 14, 2017

Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 9, 2017, by and among Cintas Corporation No. 2, Cintas Corporation and the other guarantors party thereto and KeyBanc Capital Markets Inc. and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein
4.1	Officers’ Certificate establishing the terms of the 2.900% Senior Notes due 2022 (including Form of Note)
4.2	Officers’ Certificate establishing the terms of the 3.700% Senior Notes due 2027 (including Form of Note)
4.3	Officers’ Certificate establishing the terms of the 3.250% Senior Notes due 2022 (including Form of Note)
5.1	Opinion of Jones Day
5.2	Opinion of Fennemore Craig, P.C.
5.3	Opinion of Carney Badley Spellman, P.S.
23.1	Consent of Jones Day (included in Exhibit 5.1)
23.2	Consent of Fennemore Craig, P.C. (included in Exhibit 5.2)
23.3	Consent of Carney Badley Spellman, P.S. (included in Exhibit 5.3)

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